Pioneer Variable Contracts Trust
Capital Growth Portfolio
Real Estate Growth Portfolio
Prospectus
May 1, 1997

                              TABLE OF CONTENTS


                                 PAGE
 ------------------------------------

I.    HIGHLIGHTS                   2
II.   HOW THE FUND WORKS           5
III.  RISK CONSIDERATIONS          6
IV.   THE FUND AND THE PIONEER
      ORGANIZATION                 8

V.    FUND MANAGEMENT FEES
      AND OTHER EXPENSES           9
VI.   PERFORMANCE                 10
VII.  DISTRIBUTIONS AND TAXES     10
VIII. SHAREHOLDER INFORMATION     11
IX.   APPENDIX                    13

  Pioneer Variable Contracts Trust (the Fund) is an open-end, management investment company primarily designed to provide investment vehicles for variable annuity and variable life insurance contracts (Variable Contracts) of various insurance companies.

The following Portfolios are currently available to you:

Capital Growth Portfolio seeks capital appreciation through a diversified portfolio of securities consisting primarily of common stocks.

Real Estate Growth Portfolio seeks long-term growth of capital primarily through investments in the securities of real estate investment trusts (REITs) and other real estate industry companies. Current income is the Portfolio's secondary investment objective.

Portfolio returns and share prices fluctuate and the value of your account upon redemption may be more or less than your purchase price. Shares in the Portfolios are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution, are not federally insured by the federal deposit insurance corporation, the federal reserve board or any other government agency and are not guaranteed by the United States government. There is no assurance that a Portfolio will achieve its objective.

  Investors considering the purchase of shares of a Portfolio should read this Prospectus before investing. It is designed to provide you with information and help you decide if the goal of one or more of the Portfolios matches your own. Retain this document for future reference.


  Shares of each Portfolio may be purchased primarily by the separate accounts of insurance companies, for the purpose of funding Variable Contracts. Particular Portfolios may not be available in your state due to various insurance or other regulations. Please check with your insurance company for available Portfolios. Inclusion of a Portfolio in this Prospectus which is not available in your state is not to be considered a solicitation. This Prospectus should be read in conjunction with the separate account prospectus of the specific insurance product which accompanies this Prospectus. Shares of each Portfolio also may be purchased by certain qualified pension and retirement plans (Qualified Plans). See "Shareholder Information -- Investments in Shares of the Portfolios" for more complete information.


  A Statement of Additional Information dated May 1, 1997 for the Fund has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This free Statement is available upon request from your insurance company.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

I. HIGHLIGHTS
   PIONEER VARIABLE CONTRACTS TRUST

Pioneer Variable Contracts Trust (the Fund) is an open-end management investment company that currently consists of eight distinct Portfolios, two of which are available to you. Shares of the Portfolios are offered primarily to holders of insurance company variable annuity and variable life insurance contracts (Variable Contracts). You may obtain certain tax benefits by purchasing a Variable Contract (refer to the prospectus of your insurance company's separate account for a discussion of the tax benefits).

Each Portfolio has its own distinct investment objective and policies. In striving to meet its objective, each Portfolio will face the challenges of changing business, economic and market conditions. Each Portfolio offers different levels of potential return and will experience different levels of risk.

No single Portfolio constitutes a complete investment plan. Each Portfolio's share price, yield and total return will fluctuate and an investment in a Portfolio may be worth more or less than your original cost when shares are redeemed.

Pioneering Management Corporation (Pioneer) is the investment adviser to each Portfolio. Each Portfolio pays a fee to its investment adviser for managing the Portfolio's investments and business affairs. For a discussion of these fees, please see "Fund Management Fees and Other Expenses."

Each Portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest in and redeem from each Portfolio. For a general discussion of how to buy and sell Portfolio shares, see "Shareholder Information" in this Prospectus.

Choosing a Portfolio

Refer to "How the Fund Works" for additional information on each Portfolio's investment objective and policies.

Portfolio                        Strategic Focus
Capital                          Invests for capital appreciation
Growth                           through a diversified portfolio of
                                 securities consisting primarily
                                 of common stocks.

Real Estate                      Invests for long-term growth
Growth                           of capital primarily through
                                 through investments in the securities
                                 of real estate investment trusts
                                 (REITs) and other real estate
                                 industry companies. Current
                                 income is the Portfolio's
                                 secondary investment objective.

The following information has been audited by Arthur Andersen LLP, independent public accountants, in connection with their audit of the Portfolios' financial statements. Arthur Andersen LLP's report on the Fund's financial statements as of December 31, 1996 appears in the Portfolios' Annual Report which is incorporated by reference into the Statement of Additional Information. The information below should be read in conjunction with financial statements contained in the Portfolios' Annual Report. The Annual Report includes more information about the Portfolios' performance and is available free of charge upon request from your insurance company.

Financial Highlight
Capital Growth Portfolio
Selected Data for a Share Outstanding for Each Period Presented


                                                                            March 1, 1995
                                                           For the Year     (Commencement
                                                               Ended        of Operations)
                                                           December 31,    to December 31,
                                                               1996            1995
                                                          --------------  -----------------
Net asset value, beginning of period                          $ 11.57         $10.00
                                                          --------------  -----------------
Increase from investment operations:

 Net investment income                                        $  0.03         $ 0.02
 Net realized and unrealized gain (loss) on investments          1.71           1.69
                                                          --------------  -----------------
   Total increase (decrease) from investment operations       $  1.74         $ 1.71
Distribution to shareholders from:

 Net investment income                                          (0.03)         (0.02)
 Tax return of capital                                             --             --
 Net realized gain                                              (0.23)         (0.12)
Net increase (decrease) in net asset value                    $  1.48         $ 1.57
                                                                          -----------------
Net asset value, end of period                                $ 13.05         $11.57
                                                          ==============  =================
Total return**                                                  15.03%         17.13%***
Ratio of net operating expenses to average net assets +          0.93%          1.56%***
Ratio of net investment income to average net assets +           0.37%          0.48%
Portfolio turnover rate ***                                        41%            46%
Average commission rate paid(1)                               $0.0661             --
Net assets end of period (in thousands)                       $48,572         $9,357
Ratios assuming no waiver of management fees and no
  assumption of expenses:
 Net operating expenses ***                                      0.95%          3.95%
 Net investment income (loss) ***                                0.35%         (1.91)%
Ratios assuming a waiver of management fees and
  assumption of expenses by Pioneer and a reduction for
  fees paid indirectly:

 Net operating expenses ***                                      0.92%          1.49%
 Net investment income (loss) ***                                0.38%          0.55%

-------------------
  * Includes foreign currency transactions.
 ** Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of period.
*** Annualized.
  + Ratios assuming no reduction for fees paid indirectly.
    1Amount represents the rate of commission paid per share on the Portfolio's exchange listed securities transactions.

Financial Highlights
Real Estate Growth Portfolio
Selected Data for a Share Outstanding for Each Period Presented


                                                                            March 1, 1995
                                                           For the Year     (Commencement
                                                               Ended        of Operations)
                                                           December 31,    to December 31,
                                                               1996            1995
                                                          --------------    ----------------
Net asset value, beginning of period                          $ 11.23        $ 10.00
                                                          --------------   ----------------
Increase from investment operations:
 Net investment income                                        $  0.54        $  0.12
 Net realized and unrealized gain (loss) on investments          3.34           1.55
                                                          --------------   ----------------
   Total increase (decrease) from investment operations       $  3.88        $  1.67
Distribution to shareholders from:
 Net investment income                                          (0.53)         (0.23)
 Tax return of capital                                             --          (0.18)
 Net realized gain                                              (0.12)         (0.03)
Net increase (decrease) in net asset value                    $  3.23        $  1.23
                                                          ---------------  ----------------
Net asset value, end of period                                $ 14.46        $ 11.23
                                                          ===============  ================
Total return**                                                  35.73%         16.96%
Ratio of net operating expenses to average net assets +          1.34%          2.10%***
Ratio of net investment income to average net assets +           4.63%          2.68%***
Portfolio turnover rate ***                                        41%             1%
Average Commission Rate Paid(1)                               $0.0595             --
Net assets end of period (in thousands)                       $11,115        $   512
Ratios assuming no waiver of management fees and no
  assumption of expenses:
 Net operatiing expenses ***                                     3.35%         45.96%
                                                          ---------------  ----------------
 Net investment income (loss)***                                 2.62%        (41.18)%
Ratios assuming a waiver of management fees and
  assumption of expenses by Pioneer and a reduction for
  fees paid indirectly:
 Net expenses***                                                 1.24%*         1.57%
 Net investment income (loss)***                                 4.73%*         3.21%

------------------
  * Includes foreign currency transactions.
 ** Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of period.
*** Annualized.
  + Ratios assuming no reduction for fees paid indirectly.
(1) Amount represents the rate of commission paid per share on the Portfolio's exchange listed security transactions.

II. HOW THE FUND WORKS
Investment Objectives and Policies

The Fund's Portfolios are designed to serve as investment vehicles primarily for Variable Contracts of insurance companies. The Fund currently offers eight Portfolios with different investment objectives and policies; the two Portfolios currently available to you are described below. Each Portfolio's investment objective is fundamental and can be changed only by vote of a majority of the outstanding shares of the Portfolio. All other investment policies of each Portfolio are nonfundamental and may be changed by the Fund's Trustees without shareholder approval. There is no assurance that a Portfolio will achieve its investment objective.

Each Portfolio may invest up to 100% of its total assets in short-term investments for temporary defensive purposes. A Portfolio will assume a temporary defensive posture only when economic and other factors are such that Pioneer believes there to be extraordinary risks in being substantially invested in the securities in which the Portfolio normally concentrates its investments. Refer to the Appendix for a description of short-term investments.

Capital Growth Portfolio seeks capital appreciation through a diversified portfolio of securities consisting primarily of common stocks. Normally, at least 80% of the Portfolio's assets will be invested in common stocks and in securities with common stock characteristics, such as convertible bonds and preferred stocks.

The Portfolio is managed in accordance with Pioneer's "investing for value" investment philosophy. This approach consists of developing a diversified portfolio of securities consistent with the Portfolio's investment objective and selected primarily on the basis of Pioneer's judgment that the securities have an underlying value, or potential value, which exceeds their current prices. The analysis and quantification of the economic worth, or "value," of an individual company reflects Pioneer's assessment of the company's assets and the company's prospects for earnings growth over the next three to five years. Pioneer relies primarily on the knowledge, experience and judgment of its own research staff, but also receives and uses information from a variety of outside sources, including brokerage firms, electronic databases, specialized research firms and technical journals.

The Portfolio may invest up to 25% of its total assets in non- United States (U.S.) securities, however, such investments are not currently expected to exceed 10% of the Portfolio's total assets. For a discussion of international investing, please see "Risks of International Investments."

Other Investment Practices. Refer to the Appendix for information on the Portfolio's possible use of repurchase agreements, illiquid investments, restricted securities, options, futures contracts and forward foreign currency exchange contracts, and its ability to lend securities.

Real Estate Growth Portfolio seeks long-term growth of capital primarily through investments in the equity securities of REITs and other real estate industry companies. Current income is the Portfolio's secondary investment objective. The Portfolio will invest in a non-diversified portfolio consisting primarily of equity securities of REITs and other real estate industry companies and, to a lesser extent, in debt securities of such companies and in mortgage-backed securities. Normally, at least 75% of the Portfolio's assets will be invested in equity securities of REITs and other real estate industry companies. See "Risks Associated with the Real Estate Industry" and "Risks Associated with Real Estate Investment Trusts."

A real estate industry company is defined as a company that derives at least 50% of its gross revenues or net profits from either (a) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or (b) products or services related to the real estate industry like building supplies or mortgage servicing. The equity securities of real estate industry companies in which the Portfolio will invest consist of common stock, shares of beneficial interest of REITs and securities with common stock characteristics, such as preferred stock and debt securities convertible into common stock.

The Portfolio may also invest up to 25% of its total assets in: (a) debt securities of real estate industry companies, (b) mortgage-backed securities, such as mortgage pass-through certificates, real estate mortgage investment conduit (REMIC) certificates and collateralized mortgage obligations (CMOs) and (c) short-term investments. See "Risks Associated with Mortgage-Backed Securities." The Portfolio may invest up to 5% of its net assets in equity and debt securities of non-U.S. real estate companies. See "Risks of International Investments."

Pioneer will invest no more than 5% of the Portfolio's net assets in lower rated debt securities or unrated debt securities of comparable quality. See "Risk Considerations -- Risks of Medium and Lower Rated Debt Securities."

The Portfolio will purchase the securities of REITs and other real estate industry companies when, in Pioneer's judgment, their market price appears to be less than their fundamental value and/or which offer a high level of current income consistent with reasonable investment risk. In selecting specific investments, Pioneer will attempt to identify securities with significant potential for appreciation relative to their downside exposure and/or which have a timely record and high level of interest or dividend payments. In making these determinations, Pioneer will take into account price/earnings ratios, cash flow, the relationship of asset value to market price of the securities, interest or dividend payment history and other factors which it may determine from time to time to be relevant. Pioneer will attempt to allocate the Portfolio's investments across regional economies and property types.

Real Estate Growth Portfolio is a non-diversified mutual fund under the Investment Company Act of 1940 (the 1940 Act). As a non-diversified mutual fund, the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Other Investment Practices. Refer to the Appendix for information about the Portfolio's possible use of repurchase agreements, illiquid investments, restricted securities, options and futures, and its ability to lend securities.

III. RISK CONSIDERATIONS
Risks of International Investments

Capital Growth and Real Estate Growth Portfolios may make non-U.S. investments. Pioneer limits the amount of Capital Growth Portfolio's net assets that may be invested in non-U.S. securities to 25%. Pioneer limits the amount of Real Estate Growth Portfolio's net assets that may be invested in non-U.S. securities to 5%. Investing outside the U.S. involves different opportunities and different risks from U.S. investments. Pioneer believes that it may be possible to obtain significant returns from a portfolio of non-U.S. investments, or a combination of non-U.S. investments and U.S. investments, and to achieve increased diversification in comparison to a portfolio invested solely in U.S. securities. By including international investments in your investment portfolio, you may gain increased diversification by combining securities from various countries and geographic areas that offer different investment opportunities and are affected by different economic trends. At the same time, these opportunities and trends involve risks that may not be encountered in U.S. investments.

International investing in general may involve greater risks than U.S. investments. There is generally less publicly available information about non-U.S. issuers, and there may be less government regulation and supervision of non-U.S. stock exchanges, brokers and listed companies. There may be difficulty in enforcing legal rights outside the United States. Non-U.S. companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those that apply to U.S. companies. Security trading practices abroad may offer less protection to investors such as the Portfolios. Settlement of transactions in some non-U.S. markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of a Portfolio's investments. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other assets of a Portfolio, political or social instability, or diplomatic developments which could affect U.S. investments in foreign countries. Pioneer will take these factors into consideration in managing each Portfolio's non-U.S. investments.

Foreign Currencies. Currency exchange rates may affect Capital Growth and Real Estate Growth Portfolios to the extent that these Portfolios invest in non-U.S. securities. Some foreign currency values may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect the Portfolios. Pioneer may attempt to manage currency exchange rate risks for the Portfolios. However, there is no assurance that Pioneer will do so at an appropriate time or that Pioneer will be able to predict exchange rates accurately. For example, to the extent that Pioneer increases a Portfolio's exposure to a foreign currency, and that currency's value subsequently falls, Pioneer's currency management may result in increased losses to the Portfolio. Similarly, if Pioneer hedges a Portfolio's exposure to a foreign currency, and the currency's value rises, the Portfolio will lose the opportunity to participate in the currency's appreciation.

Currency Management. The performance of Capital Growth and Real Estate Growth Portfolios may be affected by the relative performance of foreign currencies. Pioneer may manage Capital Growth and Real Estate Growth Portfolios' exposure to various currencies to take advantage of different yield, risk, and return characteristics that different currencies can provide for U.S. investors.

To manage exposure to currency fluctuations, Capital Growth Portfolio may enter into forward foreign currency exchange contracts (agreements to exchange one currency for another at a future date) and buy and sell options and futures contracts relating to foreign currencies. Capital Growth and Real Estate Growth Portfolios will use forward foreign currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies. Other currency management strategies allow the Portfolios to hedge portfolio securities, to shift investment exposure from one currency to another, or to attempt to profit from anticipated declines in the value of a foreign currency relative to the U.S. dollar. Capital Growth Portfolio may engage in currency management strategies only to the extent that it invests in non-U.S. securities. Because Real Estate Growth Portfolio may only invest up to 5% of its net assets in non-U.S. securities, it does not actively seek to manage exposure to currency fluctuations.

Risks of Medium and Lower Rated Debt Securities

Capital Growth and Real Estate Growth Portfolios may invest in medium rated debt securities which are usually defined as securities rated "BBB" by S&P or "Baa" by Moody's. Medium rated debt securities have speculative characteristics and involve greater risk of loss than higher rated debt securities, and are more sensitive to changes in the issuer's capacity to make interest payments and repay principal. Medium rated debt securities represent a somewhat more aggressive approach to income investing than higher rated debt securities. If the rating of a debt security is reduced below investment grade (i.e., below "BBB" by S&P or "Baa" by Moody's), Pioneer will consider whatever action is appropriate, consistent with the Portfolio's investment objective and policies.

Real Estate Growth Portfolio may invest up to 5% of its net assets in lower rated debt securities. Lower rated debt securities are usually defined as securities rated below "BBB" by S&P or "Baa" by Moody's. Investments in lower rated debt securities are speculative and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments on such securities.

The considerations discussed above for medium and lower rated debt securities also apply to medium and lower quality, unrated debt instruments of all types. Unrated debt instruments are not necessarily of lower quality than similar rated instruments, but they may not be attractive to as many buyers. Each Portfolio relies more on Pioneer's credit analysis when investing in debt securities that are unrated.

Please refer to the Statement of Additional Information for a discussion of Moody's and S&P's ratings.

Risks Associated with the Real Estate Industry

Real Estate Growth Portfolio does not invest directly in real estate; however, an investment in the Portfolio may be subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

In addition, if Real Estate Growth Portfolio has rental income or income from the disposition of real property acquired as a result of a default on securities the Portfolio owns, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. See "Distributions and Taxes" in the Statement of Additional Information. Investments by the Portfolio in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

Risks Associated with Real Estate Investment Trusts

Real Estate Growth Portfolio may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as Real Estate Growth Portfolio, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the Code). The Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions under the 1940 Act. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be affected by federal regulations concerning the health care industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

Risks Associated with Mortgage-Backed Securities

Real Estate Growth Portfolio may invest in mortgage-backed securities. Mortgage-backed securities are securities that directly or indirectly represent participation in, or are collateralized by and payable from, mortgage loans secured by real property. Refer to the APPENDIX for a description of these securities.

Investing in mortgage-backed securities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. These risks include the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

The yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, Real Estate Growth Portfolio may fail to recoup fully its investments in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee. When Real Estate Growth Portfolio reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government Securities as a means of "locking in" interest rates.

IV. The Fund and the Pioneer Organization

The Fund is an open-end, management investment company organized as a Delaware business trust on September 16, 1994. The Fund has its own Board of Trustees, which supervises its activities and reviews contractual arrangements with companies that provide each Portfolio with services. The Fund is not required to hold annual shareholder meetings, although special meetings may be called for a specific Portfolio, or the Fund as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving a management contract. An insurance company issuing a Variable Contract that participates in the Fund will vote shares of the Portfolios held by the insurance company's separate accounts as required by law. In accordance with current law and interpretations thereof, participating insurance companies are required to request voting instructions from policyowners and must vote shares of the Portfolios in proportion to the voting instructions received. For a further discussion of voting rights, please refer to your insurance company's separate account prospectus.


The Pioneer Group, Inc. (PGI), established in 1928, is one of America's oldest investment managers and has its principal business address at 60 State Street, Boston, Massachusetts. PGI is the parent company of Pioneer and a number of different companies located in the U.S. and several other countries. These companies provide a variety of financial services and products. Each Portfolio employs various PGI companies to perform certain activities required for its operation. In an effort to avoid conflicts of interest with the Fund, the Fund and Pioneer have adopted a Code of Ethics that is designed to maintain a high standard of personal conduct by directing that all personnel defer to the interests of the Fund and its shareholders in making personal securities transactions.


John F. Cogan, Jr., Chairman and President of the Fund, President and a Director of PGI and Chairman and a Director of Pioneer, owned approximately 14% of the outstanding capital stock of PGI as of the date of this Prospectus.

The Manager

Pioneer, the investment adviser to each Portfolio, provides investment research and portfolio management services to a number of other retail mutual funds and certain institutional clients. It maintains a staff of experienced investment personnel and a full complement of related support facilities. As of December 31, 1996, Pioneer advised mutual funds with a total value of over $16 billion, which includes more than 1,000,000 U.S. shareholder accounts, and other institutional accounts. Pioneer Funds Distributor, Inc. (PFD), with its principal business address at 60 State Street, Boston, Massachusetts, distributes shares of the Portfolios and shares of Pioneer's retail mutual funds.

Mr. David Tripple, President and Chief Investment Officer of Pioneer and Executive Vice President of the Fund, has general responsibility for Pioneer's investment operations and chairs a committee of Pioneer's equity managers which reviews Pioneer's research and portfolio operations, including those of the Portfolios. Mr. Tripple joined Pioneer in 1974.

Capital Growth Portfolio. Research and management for the Portfolio is the responsibility of a team of portfolio managers and analysts focusing on domestic equity securities, including special equities and smaller companies. Members of the team meet regularly to discuss holdings, prospective investments and portfolio composition.

Day-to-day management of the Portfolio has been the responsibility of J. Rodman Wright since January 15, 1997. Mr. Wright, a Vice President of the Fund and Pioneer, joined Pioneer in 1994 and has nine years of investment experience.


Real Estate Growth Portfolio. Research and management for the Portfolio is the responsibility of a team consisting of a Pioneer portfolio manager and analysts from Boston Financial Securities, Inc. ("BFS"), the Portfolio's subadviser. Members of the team meet regularly to discuss holdings, prospective investments and portfolio composition.


Day-to-day management of the Portfolio has been the responsiblity of Robert
W. Benson since Portfolio's inception. Mr. Benson, a Vice President of the Fund and Pioneer, joined Pioneer in 1974 and has 23 years of investment experience.

The Real Estate Growth Portfolio Subadviser. BFS, the investment subadviser to Real Estate Growth Portfolio since May 1, 1996, is an affiliate of the Boston Financial Group Limited Partnership, a Massachusetts limited partnership ("Boston Financial"), which together with a predecessor busi-ness has extensive experience and expertise in placing, evaluating and providing advice on a variety of real estate related investments since 1969 for individuals, institutions and real estate professionals. Several other affiliates of BFS also provide a variety of financial, consulting and management services to real estate asset managers in the U.S., Boston Financial oversees investment in over $6 billion of properties in 49 states. The company serves over 37,000 investors with equity contributions in excess of $2 billion in real estate investments.

In its capacity as subadviser to the Portfolio, BFS (i) identifies and analyzes real estate industry companies, including real estate properties and other permissible investments for the Portfolio, (ii) analyzes market conditions affecting the real estate industry generally and specific geographical and securities markets in which the Portfolio may invest or is invested, (iii) continuously reviews and analyzes the investments in the Real Estate Growth Portfolio's portfolio and (iv) furnishes advisory reports based on such analysis to Pioneer.


Mr. Fred N. Pratt, Jr. has the ultimate responsibility for overseeing the provision of subadvisory services to the Real Estate Growth Portfolio. Mr. Pratt is President and Chief Executive officer of Boston Financial, a Director of BFS and a Trustee of the Real Estate Growth Portfolio. Mr. Pratt has worked in the real estate industry since 1969. Mr. Mark Howard-Johnson, a Vice President of BFS, is primarily responsible for the day-to-day provision of subadvisory services to the Real Estate Growth Portfolio. Mr. Howard-Johnson has worked as a real estate analyst since September 1996.

The executive office of BFS is located at 101 Arch Street, Boston, Massachusetts 02110. BFS also serves as the investment subadviser to Pioneer Real Estate Growth Shares.


Each Portfolio has an investment objective and policies similar to those of an existing Pioneer retail mutual fund. Capital Growth Portfolio is most similar to Pioneer Capital Growth Fund and Real Estate Growth Portfolio to Pioneer Real Estate Shares. Performance of these Portfolios is not expected to be the same as the performance of the corresponding retail mutual fund due in part to dissimilarities in their investments. Various insurance costs will also affect the performance of investments in the Portfolios, as measured for the Accumulation Units of your Variable Contract.

Portfolio Transactions

Orders for each Portfolio's securities transactions are placed by Pioneer, which strives to obtain the best price and execution for each transaction. In circumstances where two or more broker-dealers are in a position to offer comparable prices and execution, consideration may be given to whether the broker-dealer provides investment research or brokerage services or sells shares of a Portfolio or other funds for which Pioneer or any affiliate serves as investment adviser or manager. See the Statement of Additional Information for a further description of Pioneer's brokerage allocation practices.

Each of the Portfolios is substantially fully invested at all times. It is the policy of the Portfolios not to engage in trading for short-term profits, although a Portfolio may do so when it believes a particular transaction will contribute to the achievement of its investment objective. Nevertheless, changes in any Portfolio will be made promptly when determined to be advisable by reason of developments not foreseen at the time of the initial investment decision, and usually without reference to the length of time a security has been held. Accordingly, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions.

The frequency of portfolio transactions -- a Portfolio's turnover rate -- will vary from year to year depending on market conditions. Portfolio turnover rates are not generally expected to exceed 100. See "Financial Highlights" for actual turnover rates. Because a higher turnover rate increases transaction costs and may have certain tax consequences, Pioneer carefully weighs the anticipated benefits of short-term investment against these factors.

V. FUND MANAGEMENT FEES AND OTHER EXPENSES

Each Portfolio pays a management fee to Pioneer for managing its investments and business affairs. Each Portfolio's management fee is computed daily and paid monthly at the following annual rate:

                                Management fee as a percentage
                                 of Portfolio's average daily
Portfolio                                 net assets
Capital Growth Portfolio                  0.65%
Real Estate Growth Portfolio              1.00%


Pioneer has agreed not to impose all or a portion of its management fee or to make other arrangements to reduce Portfolio expenses to a specified percentage of average daily net assets, as indicated below. Such agreements or arrangements may be terminated by Pioneer at any time without notice.


                                Percentage of Portfolio's
Portfolio                        average daily net assets
Real Estate Growth Portfolio              1.25%


Under the terms of their respective management contracts with the Fund, Pioneer assists in the management of each Portfolio and is authorized in its discretion to buy and sell securities for the account of each Portfolio. Pioneer pays all the expenses, including executive salaries and the rental of certain office space, related to its services for each Portfolio, with the exception of the following which are paid by each Portfolio: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Fund with respect to the Portfolio; (d) issue and transfer taxes chargeable to the Portfolio in connection with securities transactions to which the

Portfolio is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations, and all taxes and corporate fees payable by the Portfolio to federal, state or other governmental agencies;
(f) fees and expenses involved in registering and maintaining registrations of the Fund and/or its shares with the SEC, individual states or blue sky securities agencies, territories and foreign countries, including the preparation of Prospectuses and Statements of Additional Information for filing with the SEC; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the Fund and the Trustees; (i) compensation of those Trustees of the Trust who are not affiliated with or interested persons of Pioneer, the Fund (other than as Trustees), PGI or PFD;
(j) the cost of preparing and printing share certificates; and (k) interest on borrowed money, if any. In addition to the expenses described above, each Portfolio shall pay all brokers' and underwriting commissions chargeable to the Portfolio in connection with securities transactions to which the Portfolio is a party.

Subadvisory Fee for Real Estate Growth Portfolio. As compensation for its subadvisory services, Pioneer pays BFS a subadvisory fee equal to 0.30% per annum of the Real Estate Growth Portfolio's average daily net assets. The subadvisory fee payable by Pioneer to BFS could be reduced proportionally to the extent that the management fee paid by the Real Estate Growth Portfolio to Pioneer is reduced under Pioneer's voluntary expense limitation agreement or, after written notice to BFS, to the extent that Pioneer elects to utilize a portion of the management fees paid to Pioneer by the Real Estate Growth Portfolio to make payments to third parties.

VI. PERFORMANCE

Each Portfolio's performance may be quoted in advertising in terms of total return if accompanied by performance for your insurance company's separate account. Performance is based on historical results and is not intended to indicate future performance. For additional performance information, contact your insurance company for a free annual report.

A Portfolio's total return is based on the overall dollar or percentage change in value of a hypothetical investment in the Portfolio, including changes in share price and assuming each Portfolio's dividends and capital gain distributions are reinvested at net asset value. A cumulative total return reflects a Portfolio's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if a Portfolio's performance had been constant over the entire period. Because average annual returns tend to smooth out variations in a Portfolio's actual return, you should recognize that they are not the same as actual year-by-year results. To illustrate the components of overall performance, a Portfolio may separate its cumulative and average annual returns into income results and capital gain or loss.

Total returns quoted for the Portfolios include the effect of deducting each Portfolio's expenses, but may not include charges and expenses attributable to any particular insurance product. Since shares of the Portfolios may be purchased primarily through a variable contract, purchasers of such contracts should carefully review the prospectus of the selected insurance product for information on relevant charges and expenses. Excluding these charges from quotations of each Portfolio's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing a Portfolio's performance to that of other mutual funds.

VII. DISTRIBUTIONS AND TAXES

For a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, refer to the prospectus of the Variable Contract insurance company's separate account. It is suggested you keep all statements you receive to assist in your personal record keeping. It is expected that shares of the Portfolios will be held primarily by life insurance company separate accounts that fund Variable Contracts. A Portfolio's dividends and capital gain distributions are generally treated as ordinary income and long-term capital gain, respectively, under the Code. Insurance companies should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any Portfolio.


Each Portfolio is treated as a separate entity for federal income tax purposes and has elected to be treated, has qualified and intends to qualify each year as a regulated investment company under Subchapter M of the Code and to qualify for such treatment for each taxable year. To qualify as such, each Portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, each Portfolio will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

Each Portfolio intends to pay out all of its net investment income and net realized capital gains for each year. Capital Growth Portfolio distributes its dividends, if any, each year. Real Estate Growth Portfolio distributes its dividends, if any, quarterly. Normally, net realized capital gains, if any, are distributed each year for the Portfolios. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Portfolios to avoid federal income or excise tax. Such income and capital gains are automatically reinvested in additional shares of the Portfolios.


The Portfolios make dividend and capital gain distributions on a per-share basis. After every distribution from each Portfolio, the Portfolio's share price declines by the amount of the distribution as a result of the distribution. Since dividends and capital gain distributions are reinvested, the total value of an account will not be affected by such distributions because, although the shares will have a lower price, there will be correspondingly more of them.

In addition to the above, each Portfolio also follows certain portfolio diversification requirements imposed by the IRS on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. These requirements, which are in addition to the diversification requirements imposed on Capital Growth Portfolio by the 1940 Act (Real Estate Growth Portfolio is exempt from the 1940 Act's diversification requirements) and Subchapter M of the Code generally, subject to a safe harbor or other available exception, place certain percentage limitations on the assets of a Portfolio that may be represented by any one, two, three or four investments. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the Fund's Statement of Additional Information.

VIII. SHAREHOLDER INFORMATION

Opening an Account

Since individual investors may not purchase Portfolio shares directly, they should read the prospectus of the insurance company's separate account to obtain instructions for purchasing a variable annuity or variable life insurance contract and information on the allocation of retirement plan purchase payments among the Portfolios.

Share Price


The term "net asset value" or NAV per share refers to the worth of one share. A Portfolio's NAV per share is computed by adding the value of the Portfolio's investments, cash and other assets, deducting liabilities and dividing the result by the number of shares outstanding. Each Portfolio is open for business each day the New York Stock Exchange (the NYSE) is open. The price of one share of a Portfolio is its NAV which is currently calculated daily as of the regular close of the NYSE (normally 4:00 p.m., Eastern time).


The investments of each Portfolio are valued at the last sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. The securities of each Portfolio are valued primarily on the basis of market quotations.

Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the Portfolios' independent pricing services. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of the Portfolios' shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of a Portfolio's NAV. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair value as determined in good faith by the Trustees.

For each Portfolio, investments for which market quotations are not readily available will be valued by a method which the Fund's Trustees believe accurately reflects fair value.

Investments in Shares of the Portfolios

Each Portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to certain qualified pension and retirement plans (Qualified Plans). Shares offered to Qualified Plans will be offered by a separate prospectus. Shares of the Portfolios are sold at NAV. Variable Contracts may or may not make investments in all the Portfolios described in this Prospectus. Investments in each Portfolio are expressed in terms of the full and fractional shares of the Portfolio purchased. Investments in a Portfolio are credited to an insurance company's separate account immediately upon acceptance of the investment by the Portfolio. Investments will be processed at the next NAV calculated after an order is received and accepted by a Portfolio. The offering of shares of any Portfolio may be suspended for a period of time and each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size that would disrupt the management of a Portfolio.

The interests of Variable Contracts and Qualified Plans investing in the Fund could conflict due to differences of tax treatment and other considerations. The Fund currently does not foresee any disadvantages to investors arising out of the fact that each Portfolio may offer its shares to insurance company separate accounts that serve as the investment medium for their Variable Contracts or that each Portfolio may offer its shares to Qualified Plans. Nevertheless, the Fund's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more Portfolios and shares of another Portfolio may be substituted. This might force a Portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of any Portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any Portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Portfolio.

Redemptions

Shares of a Portfolio may be redeemed on any business day. Redemptions are effected at the per share NAV next determined after receipt and acceptance of the redemption request by a Portfolio. Redemption proceeds will normally be forwarded by bank wire to the redeeming insurance company on the next business day after receipt of the redemption instructions by a Portfolio but in no event later than 7 days following receipt of instructions. Each Portfolio may suspend redemptions or postpone payment dates during any period in which any of the following conditions exists: the NYSE is closed or trading on the NYSE is restricted; an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets; or the SEC, by order, so permits.

Please refer to the prospectus of your insurance company's separate account for information on how to redeem from each Portfolio.

IX. APPENDIX

The following paragraphs provide a brief description of certain securities in which the Portfolios may invest and certain investment practices in which they may engage. Unless stated otherwise, each security and investment practice listed below may be used by each Portfolio. No Portfolio is limited by this discussion, however, and each Portfolio may purchase other types of securities and enter into other types of transactions if they are consistent with its investment objective and policies.

Short-Term Investments. As described in "Investment Objectives and Policies," each Portfolio may invest in short-term investments consisting of: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's, or A-1, AA or better by S&P; obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months; and repurchase agreements. See "Investment Objectives and Policies."

 Bankers' Acceptances are obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually backed by goods in international trade.

 Certificates Of Deposit represent a commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

 Commercial Paper is a short-term unsecured promissory note, including variable amount master demand notes, issued by banks, broker-dealers, corporations or other entities for purposes such as financing their current operations.

Repurchase Agreements And Lending Of Securities. As described in "Investment Objectives and Policies," each Portfolio may enter into repurchase agreements. In a repurchase agreement, a Portfolio buys a security at one price and simultaneously agrees to sell it back to the seller at a higher price, generally for a period not exceeding seven days and fully collateralized with investment grade debt securities with a market value of not less than 100% of the obligation, valued daily. Each Portfolio may lend securities to broker-dealers and institutional investors, provided that the value of securities loaned by a Portfolio may not exceed 33-1/3% of its total assets. In the event of the bankruptcy of the other party to a repurchase agreement or a securities loan, a Portfolio could experience delays in recovering its cash or the securities it lent. To the extent that, in the meantime, the value of the securities purchased had decreased, or the value of the securities lent had increased, the Portfolio could experience a loss. In all cases, Pioneer must find the creditworthiness of the other party to the transaction satisfactory.

Restricted Securities. Each Portfolio may invest up to 5% of its net assets in "restricted securities," (i.e., securities that would be required to be registered prior to distribution to the public), excluding restricted securities eligible for resale to certain institutional investors pursuant to Rule 144A under the Securities Act of 1933 and, for Portfolios that allow non- U.S. investments, foreign securities which are offered or sold outside the United States. In no instance, however, may more than 15% of a Portfolio's net assets be invested in restricted securities, including securities eligible for resale under Rule 144A. It is not possible to predict with assurance exactly how the market for such restricted securities will develop and investments in restricted securities will be carefully monitored by Pioneer and by the Fund's Trustees.

Illiquid Investments. Each Portfolio may invest up to 15% of its net assets in illiquid investments which includes securities that are not readily marketable and repurchase agreements maturing in more than seven days. The Fund's Trustees have adopted guidelines and delegated to Pioneer the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, retain sufficient oversight and are ultimately responsible for the determination. Under the supervision of the Board of Trustees, Pioneer determines the liquidity of each Portfolio's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Portfolio to sell them promptly at an acceptable price.


Forward Currency Exchange Contracts. Each Portfolio has the ability to hold a portion of its assets in non-U.S. currencies and purchase or sell forward currency exchange contracts to facilitate settlement of non-U.S. securities transactions or to protect against changes in currency exchange rates. A Portfolio might sell a non-U.S. currency on either a spot (i.e., cash) or forward basis to hedge against an anticipated decline in the U.S. dollar value of securities that it owns or securities that it intends to sell or to preserve the U.S. dollar value of dividends, interest or other amounts it expects to receive. Alternatively, a Portfolio might purchase a non-U.S. currency or enter into a forward purchase contract for the non-U.S. currency to preserve the U.S. dollar price of securities it intends to purchase. A Portfolio may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency. See "Risk Considerations--Currency Management."


Mortgage-Backed Securities. Real Estate Growth Portfolio may invest up to 25% of its total assets in mortgage pass-through certificates and multiple-class pass-through securities, such as guaranteed mortgage pass-through securities, real estate mortgage investment conduit (REMIC) pass-through certificates, collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities (SMBS) and other types of mortgage-backed securities that may be available in the future.

Mortgage-backed securities are issued by government and non-government entities such as banks, mortgage lenders or other financial institutions. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations or CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and a Portfolio may invest in them if Pioneer determines they are consistent with its investment objective and policies. Real Estate Growth Portfolio will not invest in the lowest tranche of CMOs or REMIC certificates.

The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns.


 Guaranteed Mortgage Pass-Through Securities represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac).


 Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Real Estate Growth Portfolio's investments in mortgage-backed securities may include CMOs and REMIC pass-through or participation certificates, which may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the underlying mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

 Typically, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

 Real Estate Mortgage Interest Conduit (REMIC) interests may be purchased by Real Estate Growth Portfolio. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts although the Portfolio does not intend to invest in residual interests.

 Stripped Mortgage-Backed Securities (SMBS) are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying security.

 The prices of SMBS may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Options and Futures Contracts provide a way for Capital Growth and Real Estate Growth Portfolios to manage their exposure to changing interest rates, security prices, and currency exchange rates. Some options and futures strategies, including selling futures, buying puts and writing calls, tend to hedge a Portfolio's investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Portfolio's overall strategy. A Portfolio may invest in options and futures based on any type of security, index or currency, including options and futures traded on non-U.S. exchanges and options not traded on exchanges.

Options and futures can be volatile investments and involve certain risks. If Pioneer applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures strategies may lower a Portfolio's return. A Portfolio could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

Depositary Receipts. Capital Growth and Real Estate Growth Portfolios may invest in securities of non-U.S. issuers in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other similar instruments. Generally, ADRs in registered form are designed for use in U.S.

securities markets, and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets. ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in the stock of non-U.S. issuers, a Portfolio will avoid currency risks during the settlement period for either purchases or sales. GDRs are not necessarily denominated in the same currency as the securities for which they may be exchanged. For purposes of the Portfolios' investment policies, investments in ADRs, GDRs and similar instruments will be deemed to be investments in the equity securities into which they may be converted.

Warrants. Capital Growth and Real Estate Growth Portfolios may invest in warrants, which entitle the holder to buy equity securities at a specific price over a specific period of time. Warrants may be considered more speculative than certain other types of investments, in that they do not entitle the holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. The value of a warrant may be more volatile than the value of the warrant's underlying securities. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

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                                  0497-4188